SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12


	SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
	(Name of Registrant as Specified In Its Charter)


	 ROBERT M. NELSON
	(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[   ]	$125 per Exchange Act Rules 0-11 (c) (1)(ii), 14a-6 (i)(1), or
14a-6(j)(2) or the 1940 Act Rule 20a-1.
[   ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)	Title of each class of securities to which transaction applies:


2)	Aggregate number of securities to which transaction applies:


3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:




4)	Proposed maximum aggregate value of transaction:



Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------


                          To Be Held on April 25, 1997


To the Stockholders of Smith Barney Intermediate Municipal Fund, Inc.:


      The Annual Meeting of Stockholders of SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 23rd Floor, on April 25, 1997 at 4:00 P.M. (New York
Time) for the following purposes:

      1. To elect to the Board one class of directors consisting of two directors;


      2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.


      The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on March 10, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                                           By Order of the Board of Directors


                                           Christina T. Sydor, Secretary


New York, New York
March 20, 1997


                               -----------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                               -----------------

                                 PROXY STATEMENT

                               -----------------


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1997


                                  INTRODUCTION


      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 23rd Floor, New York, New York 10013, on April 25, 1997 at 4:00 P.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.


      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.


      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1996 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about March 20, 1997. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.


      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.


      The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


      The Board of Directors of the Fund has fixed the close of business on March 10, 1997 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on March 10, 1997, the Fund had outstanding 8,288,885 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 7,999,544 shares (96.5%) were held in accounts, but not beneficially owned by, CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004. At the close of business on March 10, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

      As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).


      In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percent-age of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


      The Board of Directors of the Fund is classified into three classes. The directors serving in Class I have terms expiring at the Meeting; each Class I director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2000 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified.

      The Board of Directors of the Fund knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Each of the nominees is currently a director of the Fund. Mr. Fleiss has served in such capacity since the Fund commenced operations. Mr. McLendon became a director in 1995. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" as defined in the 1940 Act are indicated by an asterisk(*).


                   Persons Nominated for Election as Directors


                                                                                 Number of Shares
                                                                                        and
                                      Principal Occupations                       % Beneficially
                                     During Past Five Years,                           Owned
       Name                       Other Directorships, and Age                    March 10, 1997
       ----                       ----------------------------                    --------------
CLASS I DIRECTORS

Joseph H. Fleiss
 Director since 1992    Retired; Director of ten investment companies associated        None
                        with Smith Barney. Formerly, Senior Vice President of
                        Citibank, Manager of Citibank's Bond Investment
                        Portfolio and Money Desk, and a Director of Citicorp
                        Securities Co., Inc.; 79.

Heath B. McLendon*
 Director since 1995    Managing Director of Smith Barney; Director of forty-two        None
                        investment companies associated with Smith Barney;
                        President of the Manager; Chairman of Smith Barney
                        Strategy Advisers Inc.; prior to July 1993, Senior
                        Executive Vice President of Shearson Lehman Brothers
                        Inc.; Vice Chairman of Shearson Asset Management; 63.


      The remainder of the Board constitutes the Class II and Class III directors, none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.


                         Directors Continuing in Office


                                                                                 Number of Shares
                                                                                        and
                                      Principal Occupations                       % Beneficially
                                     During Past Five Years,                           Owned
       Name                       Other Directorships, and Age                    March 10, 1997
       ----                       ----------------------------                    --------------
CLASS II DIRECTORS

Francis P. Martin
 Director since 1992    Practicing physician; Director of ten investment                None
                        companies associated with Smith Barney. Formerly,
                        President of the Nassau Physicians' Fund, Inc.; 72.

Roderick C. Rasmussen
 Director since 1992    Investment Counselor; Director of ten investment                None
                        companies associated with Smith Barney. Formerly, Vice
                        President of Dresdner and Company Inc. (investment
                        counselors); 70.

John P. Toolan
 Director since 1992    Retired; Director of ten investment companies associated        None
                        with Smith Barney; Director of John Hancock Funds.
                        Formerly, Director and Chairman of the Smith Barney
                        Trust Company, Director of Smith Barney and the Manager.
                        Prior to 1992, Senior Executive Vice President, Director
                        and Member of the Executive Committee of Smith Barney;
                        66.

Paul Hardin
 Director since 1994    Interim President of University of Alabama at                   None
                        Birmingham; Professor of Law at the University of North
                        Carolina at Chapel Hill; Director of twelve investment
                        companies associated with Smith Barney and a Director of
                        The Summit Bancorporation. Formerly, Chancellor of the
                        University of North Carolina at Chapel Hill; 65.


CLASS III DIRECTORS


Donald R. Foley
 Director since 1992    Retired; Director of ten investment companies associated        None
                        with Smith Barney. Formerly Vice President of Edwin Bird
                        Wilson, Incorporated (advertising); 74.

Jessica Bibliowicz*
 Director since 1995    Executive Vice President of Smith Barney; Chairman of           None
                        the Board of the Manager; Director of twelve investment
                        companies associated with Smith Barney; President of
                        forty-two investment companies associated with Smith
                        Barney; prior to January, 1994, Director of Sales and
                        Marketing for Prudential Mutual Funds; 37.


             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 1996, all filing requirements applicable to such persons were complied with.


      The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.


      Seven meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. The audit committee held one meeting during the same period. In the last fiscal year no director attended less than 75% of these meetings of the Board that were held.

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $5,051 were paid to such directors by the Fund during the fiscal year ended on December 31, 1996. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $42,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these Directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.


      The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year:

                               COMPENSATION TABLE

                                                                                           Number of
                        Aggregate     Pension or Retirement      Total Compensation     Funds for Which
                      Compensation   Benefits Accrued as part    from Fund Complex      Director Serves
   Name of Person       from Fund        of Fund Expenses        Paid to Directors    Within Fund Complex
   --------------       ---------        ----------------        -----------------    -------------------

 Jessica Bibliowicz*      $  0                 $0                    $     0                  12
 Joseph H. Fleiss          786+                 0                     58,000                  10
 Donald R. Foley           786+                 0                     57,800                  10
 Paul Hardin               783                  0                     76,850                  12
 Francis P. Martin         786+                 0                     58,300                  10
 Heath B. McLendon*          0                  0                          0                  42
 Roderick C. Rasmussen     786                  0                     58,500                  10
 John P. Toolan            786+                 0                     58,500                  10
 C. Richard Youngdahl      786                  0                     58,500                  10


*     Designates an "interested director."


+ Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following payment of some or all of their compensation: Joseph H. Fleiss: $43, Donald R. Foley: $43, Francis P.
      Martin: $786 and John P. Toolan: $786.

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                   Offices and Positions     Period       Principal Occupations During
Name                  Held with Fund      Offices Held      Past Five Years and Age
----                  --------------      ------------      -----------------------
Heath B. McLendon     Chief Executive     1995 to date    (see table of directors above)
                      Officer and
                      Chairman of the
                      Board

Jessica Bibliowicz    President and       1995 to date    (see table of directors above)
                      Director


Lewis E. Daidone      Senior Vice         1992 to date    Managing Director of Smith
                      President and                       Barney; Senior Vice President
                      Treasurer                           and Treasurer of the other
                                                          investment companies
                                                          associated with Smith Barney;
                                                          Director and Senior Vice
                                                          President of the Manager; 39.

Peter M. Coffey       Vice President      1992 to date    Managing Director of Smith
                                                          Barney; Vice President of the
                                                          Manager and certain other
                                                          investment companies
                                                          associated with Smith Barney;
                                                          52.

Christina T. Sydor    Secretary           1992 to date    Managing Director of Smith
                                                          Barney; Secretary of the other
                                                          investment companies
                                                          associated with Smith Barney;
                                                          Secretary and General Counsel
                                                          of the Manager; 46.

Thomas M. Reynolds    Controller and      1992 to date    Director of Smith Barney;
                      Assistant                           Controller and Assistant
                      Secretary                           Secretary of certain other
                                                          investment companies
                                                          associated with Smith Barney;
                                                          37.


      The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                 PROPOSAL NO. 2.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


      KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending December 31, 1997 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the

Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

      If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS


      Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Fund must be received by December 15, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1998 Annual Meeting will be held in late April of 1998.


                                  OTHER MATTERS

      The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

      All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                           By Order of the Board of Directors,


                                           Christina T. Sydor
                                           Secretary


March 20, 1997

SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York  10013

This Proxy is Solicited on Behalf of the Directors of the Fund.

The undersigned hereby appoints HEATH B. McLENDON,
LEWIS E. DAIDONE, and ROBERT M. NELSON,and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Smith Barney Intermediate Municipal Fund, Inc.
held of record by the undersigned on March 10, 1997 at a Meeting of Stockholders to be held on April 25, 1997 or any adjournment thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each nominee for director and each proposal .

				EXCEPT
1.	ELECTION OF CLASS I DIRECTORS
	Nominees: J. H. Fleiss and H.B. McLendon
	FOR	WITHHELD	FOR	AGAINST		ABSTAIN
(Instructions: To withhold authority to vote for any individual nominee write that nominee's name on the space provided above and check box to the left.)

2.PROPOSAL TO RATIFY THE SELECTION
OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
AUDITORS OF THE FUND.

3. IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND
NOTE AT LEFT

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Please sign exactly as name appears
to the left.  When shares are held
by joint tenants, both should sign,
or if one signs, that stockholder's
vote binds both stockholders.  When
signing as attorney, executor,
administrator, agent, trustee or
guardian, please give full title as
such.  If a corporation, please sign
in full corporate name by President
or other authorized officer.  If a
partnership, please sign in
partnership name by authorized
person.




Signature




Signature if held jointly


Dated:
                                            ,1997